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ARI, LTD.                                    3299 S. W. 9th Avenue
                                             P.O. Box 22748
                                             Ft. Lauderdale, FL 33335-2748
                                             Fax: (954) 760 99 44
                                             Tel: (954) 764 06 04




Mr. Enrique Bekerman                         January 31, 1997
Vice-President, Operations
BMC Industries, Inc.
3301 S.W. 9th Avenue
Ft. Lauderdale, FL 33316                     Re: Lease Amendment


Dear Enrique,

We hereby agree with your request that the lease amendment agreement be extended
through August 31, 1997.   All other terms and conditions shall remain the same.

Please sign below acknowledging this new extension agreement.

Thank you.

Sincerely,

ARI LIMITED PARTNERSHIP              BMC INDUSTRIES, INC.


   /s/ Roberta Glaser                By:  /s/ Enrique M. Bekerman
----------------------------            -------------------------------
Roberta Glaser                       Date:       1/31/97
Real Estate Investment Manager           -------------------------------